UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 20, 2007
Cinemark USA, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	033-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 20, 2007, we announced that as part of our previously announced tender offer and consent solicitation (the “Offer”) for any and all of our outstanding $332.25 million 9% senior subordinated notes due 2013 (the “Notes”), we received, at or prior to March 19, 2007 (the “Consent Date”), from holders of 99.92% of the outstanding Notes, valid consents to all the proposed amendments to the indenture governing the Notes. On March 20, 2007, we and the Bank of New York Trust Company, N.A. as trustee to the Indenture dated February 11, 2003 (as amended by the First Supplemental Indenture dated May 7, 2003, the Second Supplemental Indenture dated November 11, 2004 and the Third Supplemental Indenture dated October 5, 2006), (collectively, the “Indenture”), executed the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”). The Fourth Supplemental Indenture became effective on March 20, 2007 and it amends the Indenture by eliminating substantially all restrictive covenants and certain events of default provisions.
The foregoing is intended to be a summary of the terms of the Fourth Supplemental Indenture and is qualified in its entirety by reference to the Fourth Supplemental Indenture, attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated by reference as if fully set forth herein.
Item 3.03 Material Modifications to Rights of Security Holders.
The information provided in Item 1.01 is incorporated by reference herein.
As a result of the amendments described in Item 1.01, the holders of the Notes will no longer be entitled to the benefits of such covenants and events of default, and we will be permitted to take certain actions prohibited by the Indenture.
Item 7.01. Regulation FD Disclosure.
On March 20, 2007, we issued a press release announcing the price determination and early settlement of the Offer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)       Exhibits.

Exhibit No.	Exhibit Description
4.1	Fourth Supplemental Indenture dated March 20, 2007.
99.1	Press Release dated March 20, 2007.
The information included in this Current Report on Form 8-K, including the exhibits, shall be deemed “filed” with the SEC under the Securities Exchange Act of 1934, as amended, and incorporated by reference into our Offer to Purchase and Consent Solicitation Statement dated March 6, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

	By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Senior Vice President — General Counsel
Date: March 26, 2007

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